Exhibit 10(iii)(a)



                                   EXXON CORPORATION

                                 1993 INCENTIVE PROGRAM

                         Adopted by shareholders April 28, 1993
                          (as last amended September 30, 1998)


                                GENERAL PROVISIONS


I. Purpose.

     The 1993 Incentive Program is intended to help maintain and develop strong management through ownership of shares of the Corporation by key employees of the Corporation and certain of its affiliates and through incentive awards for recognition of efforts and accomplishments which contribute materially to the success of the Corporation's business interests.

II. Definitions.

     In this Program, except where the context otherwise indicates, the following definitions apply:

       (1) 'Administrative authority' means one of the following, as appropriate in accordance with Section III: the Board; any committee to which the Board delegates authority to administer this Program; or, in individual cases, the Chairman of the Board or persons acting under his direction.

       (2) 'Affiliate' means (a) any subsidiary and (b) any other corporation, partnership, joint venture, or other entity in which the Corporation, directly or indirectly, owns an equity interest and which the administrative authority deems to be an affiliate for purposes of this Program (including, without limitation, for purposes of determining whether a change of employment constitutes a termination).

       (3) 'Award' means a stock option, stock appreciation right ('SAR'), restricted stock, performance award, incentive share, dividend equivalent right ('DER'), or other award under this Program.

       (4) 'Board' means the Board of Directors of the Corporation.

       (5) 'Board Compensation Committee,' hereinafter sometimes called the 'BCC,' means the committee of the Board so designated in accordance with
     Section IV.

       (6) 'By the grant' means by the action of the granting authority at the time of the grant of an award hereunder, or at the time of an amendment of the grant, as the case may be.


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       (7) 'Code' means the Internal Revenue Code, as in effect from time to time.

       (8) 'Corporation' means Exxon Corporation, a New Jersey corporation.

       (9) 'Designated beneficiary' means the person designated by the grantee of an award hereunder to be entitled, on the death of the grantee, to any remaining rights arising out of such award. Such designation must be made in writing and in accordance with such regulations as the administrative authority may establish.

       (10) 'Detrimental activity' means activity that is determined in individual cases by the administrative authority to be detrimental to the interests of the Corporation or any affiliate.

       (11) 'Dividend equivalent right,' herein sometimes called a 'DER,' means the right of the holder thereof to receive, pursuant to the terms of the DER, credits based on the cash dividends that would be paid on the shares specified in the DER if such shares were held by the grantee, as more particularly set forth in Section XIV(1).

       (12) 'Effectively granted' means, for purposes of determining the number of shares subject to an outstanding award under this Program, the number of shares subject to such award or the number of shares with respect to which the value of such award is measured, as applicable. An option that includes an SAR shall be considered a single award for this purpose.

       (13) 'Effectively issued' means the gross number of shares purchased, issued, delivered, or paid free of restrictions upon the exercise, settlement, or payment of an award, or lapse of restrictions thereon, as the case may be.

       (14) 'Eligible employee' means an employee of the Corporation or a subsidiary who is a director or officer, or in a managerial, professional, or other key position as determined by the granting authority.

       (15) 'Employee' means an employee of the Corporation or an affiliate.

       (16) 'Exchange Act' means the Securities Exchange Act of 1934, as amended from time to time.

       (17) 'Fair market value' in relation to a share as of any specific time shall mean such value as reported for stock exchange transactions determined in accordance with any applicable regulations of the administrative authority in effect at the relevant time.

       (18) 'Grantee' means a recipient of an award under this Program.

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       (19) 'Granting authority' means the Board or any appropriate committee authorized to grant and amend awards under this Program in accordance with
     Section V and to exercise other powers of the granting authority hereunder.

       (20) 'Incentive shares' means an award of shares granted pursuant to
     Section XIII.

       (21) 'Incentive Stock Option,' herein sometimes called an 'ISO,' means a stock option meeting the requirements of Section 422 of the Code or any successor provision.

       (22) 'Performance award' means an award of shares, or of units or rights based on, payable in, or otherwise related to shares, granted pursuant to
     Section XII.

       (23) 'Performance period' means any period specified by the grant of a performance award during which specified performance criteria are to be measured.

       (24) 'Reporting person' means a person subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to equity securities of the Corporation.

       (25) 'Restricted stock' means any share issued with the restriction that the holder may not sell, transfer, pledge, or assign such share and such other restrictions (which may include, but are not limited to, restrictions on the right to vote or receive dividends) which may expire separately or in combination, at one time or in installments, all as specified by the grant.

       (26) 'Rule 16b-3' means Rule 16b-3 (or any successor thereto) under the Exchange Act that exempts transactions under employee benefit plans, as in effect from time to time.

       (27) 'Share' means a share of Common Stock of the Corporation issued and reacquired by the Corporation or previously authorized but unissued.

       (28) 'Shareholder-approved plan' means any of the plans constituting parts of any of the Incentive Programs previously approved by shareholders of the Corporation.

       (29) 'Stock appreciation right,' herein sometimes called an 'SAR,' means the right of the holder thereof to receive, pursuant to the terms of the SAR, a number of shares or cash or a combination of shares and cash, based on the increase in the value of the number of shares specified in the SAR, as more particularly set forth in Section X.

       (30) 'Subsidiary' means a corporation, partnership, joint venture, or other entity in which the Corporation, directly or indirectly, owns a 50% or greater equity interest.

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       (31) 'Terminate' means cease to be an employee, except by death, but a change of employment from the Corporation or one affiliate to another affiliate or to the Corporation shall not be considered a termination. For purposes of this Program, the administrative authority may determine that the time or date of termination is the day an employee resigns, accepts employment with another employer or otherwise indicates an intent to resign, which time or date need not necessarily be the last day on the payroll.

       (32) 'Terminate normally' for purposes of this Program means terminate

            (a) at normal retirement time for that employee, or

            (b) with written approval of the administrative authority given in the context of recognition that all or a specified portion of the outstanding awards to that employee will not expire or be forfeited or annulled because of such termination and, in each such case, without being terminated for cause.

       (33) 'Year' means calendar year.

III. Administration.

     (1) The Board is the ultimate administrative authority for this Program, with the power to conclusively interpret its provisions and decide all questions of fact arising in its application. The Board may delegate its authority pursuant to any provision of this Program to a committee which, except in the case of the BCC, need not be a committee of the Board. Subject to the authority of the Board or an authorized committee and excluding cases involving the Chairman as grantee, the Chairman of the Board and persons acting under his direction may serve as the administrative authority under this Program for purposes of making determinations and interpretations in individual cases.

     (2) The Board and any committee acting as the administrative authority under this Program can act by regulation, by making individual determinations, or by both. The Chairman of the Board and persons designated by him can act as the administrative authority under this Program only by making individual determinations.

     (3) All determinations and interpretations pursuant to the provisions of this Program shall be binding and conclusive upon the individuals involved and all persons claiming under them.

     (4) With respect to reporting persons, transactions under this Program are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of this Program or any action by an authority under this Program fails to so comply, such provision or action shall, without further action by any person, be deemed to be automatically amended to the extent necessary to effect compliance with Rule 16b-3, provided that if such provision or action cannot be amended to effect such compliance, such provision or action shall be deemed null and void, to the extent

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permitted by law and deemed advisable by the appropriate authority. Each award to a reporting person under this Program shall be deemed issued subject to the foregoing qualification.

     (5) An award under this Program is not transferable except, as provided in the award, by will or the laws of descent and distribution, and is not subject to attachment, execution, or levy of any kind. The designation by a grantee of a designated beneficiary shall not constitute a transfer.

     (6) Any rights with respect to an award granted under this Program existing after the grantee dies are exercisable by the grantee's designated beneficiary or, if there is no designated beneficiary, by the grantee's personal representative.

     (7) Except as otherwise provided herein, a particular form of award may be granted to an eligible employee either alone or in addition to other awards hereunder. The provisions of particular forms of award need not be the same with respect to each recipient.

     (8) If the administrative authority believes that a grantee (a) may have engaged in detrimental activity or (b) may have accepted employment with another employer or otherwise indicated an intent to resign, the authority may suspend the exercise, vesting or settlement of all or any specified portion of such grantee's outstanding awards pending an investigation of the matter.

     (9) This Program and all action taken under it shall be governed by the laws of the State of New York.

     (10) Any award which was granted under a shareholder-approved plan and is still outstanding shall be interpreted and administered in accordance with the definitions and administrative provisions of this Program, including, without limitation, Sections II through V hereof.

IV. Board Compensation Committee (BCC).

     The Board shall appoint a BCC. The BCC shall consist of two or more members of the Board, each of whom is a 'nonemployee director' within the meaning of Rule 16b-3. No award may be granted to a member of the BCC.

V. Right to Grant Awards; Reserved Powers.

     The Board is the ultimate granting authority for this Program, with the power to select eligible employees for participation in this Program and to make all decisions concerning the grant or amendment of awards. The Board may delegate such authority in whole or in part (1) in the case of reporting persons, to the BCC and (2) in the case of eligible employees who are not reporting persons, to any committee.

VI. Term.

     The term of this Program begins on the date shareholder approval of this Program is obtained and ends on the tenth anniversary of that date.

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VII. Awards Grantable.

       (1) Subject to the provisions of this Program, an award is grantable if, should it be granted, the total number of shares effectively granted during the year of the grant would not exceed seven tenths of one percent (0.7%) of the total number of shares of Common Stock of the Corporation outstanding (excluding shares held by the Corporation) on December 31 of the preceding year.

     (2) If the total number of shares effectively issued with respect to an award is less than, or exceeds, the number of shares deemed effectively granted with respect to such award, the balance of such shares shall be, respectively, added to, or subtracted from, the maximum number of shares that may be effectively granted as awards thereafter.

     (3) If the total number of shares effectively granted as awards in any year is less than the maximum number of shares that could have been so granted pursuant to the provisions of this Program, the balance of such unused shares shall be added to the maximum number of shares that may be effectively granted as awards in the following year.

     (4) In addition to the foregoing, shares surrendered to the Corporation in payment of the exercise price or applicable taxes upon exercise or settlement of an award may also be used thereafter for additional awards.

     (5) Notwithstanding the foregoing provisions of this Section VII, the total number of shares that may be effectively granted under stock options or stock appreciation rights to any one grantee in any one calendar year may not exceed two tenths of one percent (0.2%) of the total number of shares of Common Stock of the Corporation outstanding (excluding shares held by the Corporation) on December 31, 1996; provided, that such number of shares is doubled in accordance with Section VIII to reflect a two-for-one split of the shares on March 14, 1997.

VIII. Adjustments.

     Whenever a stock split, stock dividend, or other relevant change in capitalization which the administrative authority determines to be dilutive to outstanding awards occurs,

            (1) the number of shares that can thereafter be obtained under outstanding awards and the purchase price per share, if any, under such awards, and

            (2) every number of shares used in determining whether a particular award is grantable thereafter,

shall be appropriately adjusted.

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IX. Stock Options.

     One or more grantable stock options can be granted to any eligible employee. Each stock option so granted shall be subject to such terms and conditions as the granting authority shall impose, which shall include the following:

            (1) The exercise price per share shall be specified by the grant, but shall in no instance be less than 100 percent of fair market value at the time of grant. Payment of the exercise price shall be made in cash, shares, or other consideration in accordance with the terms of this Program and any applicable regulations of the administrative authority in effect at the time and valued at fair market value on the date of exercise of the stock option.

            (2) The stock option shall become exercisable, if at all, at the time or times specified by the grant. If the grantee has terminated other than normally before a stock option or portion thereof becomes exercisable, that stock option or portion thereof shall be forfeited and shall never become exercisable. Except as otherwise specified by the grant, a stock option shall become immediately exercisable in full upon the death of the grantee.

            (3) Any stock option or portion thereof that is exercisable is exercisable for the full amount or for any part thereof, except as otherwise provided by the grant.

            (4) Each stock option ceases to be exercisable, as to any share, when the stock option is exercised to purchase that share, or when a related SAR is exercised either by the holder or automatically in accordance with its terms, or when the stock option expires. To the extent an SAR included in a stock option is exercised, such stock option shall be deemed to have been exercised and shall not be deemed to have expired.

            (5) A stock option or portion thereof that is exercisable shall expire in the following situations:

                   (a) unless clauses (b), (c) or (d) below apply, it shall
            expire at the earlier of:

                            (i) ten years after it is granted, or

                            (ii) any earlier time specified by the grant;

                   (b) if the grantee terminates, but does not terminate
            normally, it shall expire at the time of termination;

                   (c) if the grantee is determined to have engaged in
            detrimental activity, it shall expire as of the date of such determination; or

                   (d) if the grantee dies, it shall expire at the earlier of:

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                            (i) five years after the grantee's death, or

                            (ii) any earlier time specified by the grant;

     but, in any case, no later than ten years after it is granted.

            (6) If a grantee terminates other than normally, (a) the administrative authority may refuse to deliver shares in settlement of any pending stock option exercise and (b) the granting authority may require the grantee to repay to the Corporation an amount equal to the spread on any stock option exercised by the grantee during the six-month period immediately preceding such termination. For purposes of the foregoing subsection (6)(b), 'spread' means the difference between the aggregate stock option exercise price and the fair market value of the underlying shares on the date such option is exercised.

            (7) All stock options granted hereunder are hereby designated as ISOs except to the extent otherwise specified by the grant and except to the extent otherwise specified in this Section IX(7). To the extent that the aggregate fair market value of shares with respect to which stock options designated as ISOs are exercisable for the first time by any grantee during any year (under all plans of the Corporation and any affiliate thereof) exceeds $100,000, such stock options shall be treated as not being ISOs. The foregoing shall be applied by taking stock options into account in the order in which they were granted. For the purposes of the foregoing, the fair market value of any share shall be determined as of the time the stock option with respect to such share is granted. In the event the foregoing results in a portion of a stock option designated as an ISO exceeding the above $100,000 limitation, only such excess shall be treated as not being an ISO.

            For each year in which this Program is in effect, the number of shares that may be effectively granted as ISOs may not exceed seven tenths of one percent (0.7%) of the total number of shares of Common Stock of the Corporation outstanding (excluding shares held by the Corporation) on the December 31 preceding the date on which shareholder approval of this Program is obtained; provided, that beginning with the year 1998, the annual number of shares determined as aforesaid shall be doubled in accordance with Section VIII to reflect a two-for-one split of the shares on March 14, 1997. If the number of shares effectively granted as ISOs in any year is less than the number of shares that could have been so granted pursuant to this paragraph, the balance of such unused shares may be added to the maximum number of shares that may be effectively granted as ISOs the following year.

            A stock option designated as an ISO, or portion thereof, that fails or ceases to qualify as such under the Code shall otherwise remain valid according to its terms as a non-ISO under this Program.

X. Stock Appreciation Rights.

       (1) An SAR may be granted to an eligible employee as a separate award hereunder. Any such SAR shall be subject to such terms and conditions as the granting authority shall impose, which shall

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include provisions that (a) such SAR shall entitle the holder thereof, upon exercise thereof in accordance with such SAR and the regulations of the administrative authority, to receive from the Corporation that number of shares having an aggregate value equal to the excess of the fair market value, at the time of exercise of such SAR, of one share over the exercise price per share specified by the grant of such SAR (which shall in no instance be less than 100 percent of fair market value at the time of grant) times the number of shares specified in such SAR, or portion thereof, which is so exercised; and (b) such SAR shall be exercisable, or be forfeited or expire, upon the same conditions set forth for freestanding options in Section IX, paragraphs (2),(3),(4),(5), and (6).

       (2) Any stock option granted under this Program may include an SAR, either at the time of grant or by amendment. An SAR included in a stock option shall be subject to such terms and conditions as the granting authority shall impose, which shall include provisions that (a) such SAR shall be exercisable to the extent, and only to the extent, the stock option is exercisable; and (b) such SAR shall entitle the optionee to surrender to the Corporation unexercised the stock option in which the SAR is included, or any portion thereof, and to receive from the Corporation in exchange therefor that number of shares having an aggregate value equal to the excess of the fair market value, at the time of exercise of such SAR, of one share over the exercise price specified in such stock option times the number of shares specified in such stock option, or portion thereof, which is so surrendered.

       (3) In lieu of the right to receive all or any specified portion of such shares, an SAR may entitle the holder thereof to receive the cash equivalent thereof as specified by the grant.

       (4) An SAR may provide that such SAR shall be deemed to have been exercised at the close of business on the business day preceding the expiration of such SAR or the related stock option, if any, if at such time such SAR has positive value and would have expired in accordance with the conditions set forth in Section IX(5)(a).

XI. Restricted Stock.

       (1) An award of restricted stock may be granted hereunder to an eligible employee, for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant. The terms and conditions of restricted stock shall be specified by the grant.

       (2) Any restricted stock issued hereunder may be evidenced in such manner as the administrative authority in its sole discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of restricted stock awarded hereunder, such certificate shall bear an appropriate legend with respect to the restrictions applicable to such award.

       (3) Except as otherwise specified by the grant, if a holder of record of restricted stock terminates, but does not terminate normally, all shares of restricted stock (whether or not stock certificates have been issued) then held by such holder and then subject to restriction shall be forfeited by such holder and reacquired by the Corporation. Except as otherwise specified by the

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grant, if a holder of record of restricted stock terminates normally or dies, any and all remaining restrictions with respect to such restricted stock shall expire. Notwithstanding the foregoing, if a holder of record of restricted stock is determined to have engaged in detrimental activity, all shares of restricted stock (whether or not stock certificates have been issued) then held by such holder and then subject to restriction shall be forfeited by such holder as of the date of such determination and shall be reacquired by the Corporation.

XII. Performance Awards.

       (1) Performance awards may be granted hereunder to an eligible employee, for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant. The terms and conditions of performance awards, which may include provisions establishing performance periods, performance criteria to be achieved during a performance period, and maximum or minimum settlement values, shall be specified by the grant.

       (2) Performance awards may be valued by reference to the value of Common Stock of the Corporation or according to any other formula or method. Performance awards may be paid in cash, shares, or other consideration, or any combination thereof. The extent to which any applicable performance criteria have been achieved shall be conclusively determined by the administrative authority. Performance awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining performance criteria.

       (3) Except as otherwise specified by the grant, if the grantee terminates, but does not terminate normally, any performance award or installment thereof not payable prior to the grantee's termination shall be annulled as of the date of termination. If the grantee is determined to have engaged in detrimental activity, any performance award or installment thereof not payable prior to the date of such determination shall be annulled as of such date.

XIII. Incentive Shares.

       (1) An incentive award may be granted hereunder in the form of shares. Incentive shares may be granted to an eligible employee for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant. The terms and conditions of incentive shares shall be specified by the grant.

       (2) Incentive shares may be paid to the grantee in a single installment or in installments and may be paid at the time of grant or deferred to a later date or dates. Each grant shall specify the time and method of payment as determined by the granting authority, provided that no such determination shall authorize delivery of shares to be made later than the tenth anniversary of the grantee's date of termination. The granting authority, by amendment of the grant prior to delivery, can modify the method of payment for any incentive shares, provided that the delivery of any incentive shares shall be completed not later than the tenth anniversary of the grantee's date of termination.

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       (3) If any incentive shares are payable after the grantee dies, such shares shall be payable (a) to the grantee's designated beneficiary or, if there is no designated beneficiary, to the grantee's personal representative, and (b) either in the form specified by the grant or otherwise, as may be determined by the administrative authority.

       (4) Any grant of incentive shares is provisional, as to any share, until delivery of the certificate representing such share. If, while the grant is provisional,

            (a) the grantee terminates, but does not terminate normally, or

            (b) the grantee is determined to have engaged in detrimental activity,

the grant shall be annulled as of the date of termination, or the date of such determination, as the case may be.

XIV. Dividend Equivalent Rights; Interest Equivalents.

       (1) A DER may be granted hereunder to an eligible employee, as a component of another award or as a separate award. The terms and conditions of DERs shall be specified by the grant. Dividend equivalents credited to the holder of a DER may be paid currently or may be deemed to be reinvested in additional shares (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at fair market value at the time thereof. DERs may be settled in cash or shares or a combination thereof, in a single installment or installments. A DER granted as a component of another award may provide that such DER shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such DER shall expire or be forfeited or annulled under the same conditions as such other award. A DER granted as a component of another award may also contain terms and conditions different from such other award.

       (2) Any award under this Program that is settled in whole or in part in cash on a deferred basis may provide by the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

XV. Other Awards.

     Other forms of award based on, payable in or otherwise related in whole or in part to shares may be granted to an eligible employee under this Program if the granting authority determines that such awards are consistent with the purposes and restrictions of this Program. The terms and conditions of such awards shall be specified by the grant. Such awards shall be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

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XVI. Amendments to This Program.

     The Board can from time to time amend or terminate this Program, or any provision hereof, except that approval of the shareholders of the Corporation shall be required for any amendment (1) to increase the maximum number of shares that may be effectively granted as awards hereunder; (2) to decrease the minimum exercise price per share of a stock option or SAR; or (3) for which such approval is otherwise necessary to comply with any applicable law, regulation, or listing requirement, or to qualify for an exemption or characterization that is deemed desirable by the Board.

XVII.  Amendments to Awards.

     Any award which was granted under a shareholder-approved plan and is still outstanding may, subject to any requirements of applicable law or regulation, be amended by action of the granting authority so as to incorporate in that award any terms that might have been incorporated in an award under this Program.

XVIII. Withholding Taxes.

     The Corporation shall have the right to deduct from any cash payment made under this Program any federal, state or local income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Corporation to deliver shares or securities of the Corporation upon exercise of a stock option or SAR, upon settlement of a performance award or DER, upon delivery of restricted stock or incentive shares, or upon exercise, settlement, or payment of any other award under this Program, that the grantee of such award pay to the Corporation such amount as may be requested by the Corporation for the purpose of satisfying any liability for such withholding taxes. Any award under this Program may provide by the grant that the grantee of such award may elect, in accordance with any applicable regulations of the administrative authority, to pay a portion or all of the amount of such minimum required or additional permitted withholding taxes in shares. The grantee shall authorize the Corporation to withhold, or shall agree to surrender back to the Corporation, on or about the date such withholding tax liability is determinable, shares previously owned by such grantee or a portion of the shares that were or otherwise would be distributed to such grantee pursuant to such award having a fair market value equal to the amount of such required or permitted withholding taxes to be paid in shares.

XIX. Grant of Awards to Employees Who are Foreign Nationals.

     Without amending this Program, but subject to the limitations specified in Sections III(4) and XVI, the granting authority can grant or amend, and the administrative authority can administer, annul, or terminate, awards to eligible employees who are foreign nationals on such terms and conditions different from those specified in this Program as may in its judgment be necessary or desirable to foster and promote achievement of the purposes of this Program.

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